ACTIVE M/MULTI-MANAGER FUNDS

PROSPECTUS AND SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

SUPPLEMENT DATED AUGUST 29, 2018 TO PROSPECTUS FOR THE ACTIVE M/MULTI-MANAGER FUNDS DATED JULY 31, 2018; AND SUMMARY PROSPECTUS FOR THE ACTIVE M U.S. EQUITY FUND DATED JULY 31, 2018

PENDING LIQUIDATION OF THE ACTIVE M U.S. EQUITY FUND

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”) has determined that it is in the best interests of the Active M U.S. Equity Fund (the “Fund”) and its shareholders that the Fund be liquidated and terminated on or about October 26, 2018 (the “Liquidation Date”) pursuant to a plan of liquidation approved by the Board. The Liquidation Date may be changed at the discretion of the Trust’s officers.

After the close of business on October 1, 2018, the Fund will discontinue accepting orders from shareholders for the purchase of Fund shares or exchanges into the Fund from other funds of the Trust; provided, however, that existing shareholders of the Fund may continue to purchase, redeem and exchange Fund shares subject to the account policies described in the Fund’s prospectus. Additionally, employee benefit plans and certain financial institutions providing services to employee benefit plans that hold shares of the Fund as of the close of business on October 1, 2018 may continue to purchase shares of the Fund.

Prior to the Liquidation Date and subject to the account policies described in the Fund’s prospectus, Fund shareholders may either: (1) redeem (sell) their shares at the Fund’s net asset value; or (2) exchange their shares at the Fund’s net asset value for shares of another fund of the Trust. If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a cash distribution equal to the shareholder’s proportionate interest in the net assets of the Fund (a “liquidating distribution”) as of the Liquidation Date.

Prior to the Liquidation Date, the Fund will begin liquidating its assets as soon as is reasonable and practicable. The proceeds from the liquidation of portfolio securities will be invested in cash, cash equivalent securities, or other short-term investments. The Fund will depart from its stated investment objective and strategies during this time. Liquidation of portfolio securities will result in brokerage commissions and other transaction costs, and are expected to result in the realization of capital gains that would be distributed to shareholders as taxable distributions on or before the Liquidation Date. In that event, the distributions may be taxable to shareholders who receive the liquidating distribution (aside from tax-exempt accounts). SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX PROFESSIONALS CONCERNING ALL TAX CONSEQUENCES APPLICABLE TO THEIR INVESTMENT IN THE FUND AND THE TAX IMPACT OF THE LIQUIDATION OF THE FUND.

The pending liquidation of the Fund may be terminated and/or abandoned at any time before the Liquidation Date by action of the Board of the Trust.

Please retain this Supplement with your Prospectus and Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	MMF SPT (08/18)

NORTHERN FUNDS PROSPECTUS